UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 14, 2009

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive
Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)
(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 14, 2009, Genta Incorporated, (the Company), announced it has initiated a new clinical trial with tesetaxel, the latest addition to Genta’s oncology product portfolio. Unlike standard taxanes such as paclitaxel (Taxol®), which must be infused intravenously, tesetaxel is administered by mouth as a capsule. The new study will examine the clinical pharmacology of the drug over a narrow dosing range around the established Phase 2 dose. As a late Phase 2 agent, the Company believes tesetaxel is the leading oral taxane currently in clinical development.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated January 14, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: January 14, 2009	By:	/s/ GARY SIEGEL
		Name:	Gary Siegel
		Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
99.1	Press Release of the Company dated January 14, 2009